UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-08216

Registrant Name:	PIMCO Strategic Income Fund, Inc.

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	January 31

Date of Reporting Period:	April 30, 2015

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

April 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 250.1%
BANK LOAN OBLIGATIONS 3.7%
Clear Channel Communications, Inc.
6.928% due 01/30/2019		$900	$863
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		11,838	11,922
Sequa Corp.
5.250% due 06/19/2017		494	449
Stockbridge SBE Holdings LLC
13.000% due 05/02/2017		250	249

Total Bank Loan Obligations (Cost $13,440)			13,483

CORPORATE BONDS & NOTES 31.6%
BANKING & FINANCE 21.1%
American International Group, Inc.
5.850% due 01/16/2018 (e)		6,300	7,018
Barclays Bank PLC
14.000% due 06/15/2019 (c)	GBP	1,300	2,686
Blackstone CQP Holdco LP
9.296% due 03/18/2019		$11,794	12,193
Cantor Fitzgerald LP
6.375% due 06/26/2015		3,000	3,027
7.875% due 10/15/2019		1,200	1,312
Columbia Property Trust Operating Partnership LP
5.875% due 04/01/2018 (e)		3,000	3,292
Exeter Finance Corp.
9.750% due 05/20/2019		2,400	2,409
International Lease Finance Corp.
6.750% due 09/01/2016		2,000	2,120
Jefferies LoanCore LLC
6.875% due 06/01/2020		1,417	1,353
KGH Intermediate Holdco LLC
8.500% due 08/07/2019 (d)		3,333	3,175
8.500% due 08/08/2019 (d)		1,111	1,058
LBG Capital PLC
15.000% due 12/21/2019	GBP	2,600	5,667
15.000% due 12/21/2019	EUR	200	336
Navient Corp.
8.000% due 03/25/2020		$1,000	1,116
8.450% due 06/15/2018		1,940	2,169
Pinnacol Assurance
8.625% due 06/25/2034 (d)		2,600	2,752
Rabobank Group
6.875% due 03/19/2020	EUR	2,000	2,739
11.000% due 06/30/2019 (c)(e)		$4,166	5,364
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	3,200	3,243
6.125% due 02/07/2022		$2,000	1,949
SL Green Realty Corp.
7.750% due 03/15/2020		4,500	5,442
Springleaf Finance Corp.
6.500% due 09/15/2017		500	531
6.900% due 12/15/2017		500	532
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		200	197
5.942% due 11/21/2023		5,200	4,641

			76,321

INDUSTRIALS 4.6%
Armored Autogroup, Inc.
9.250% due 11/01/2018		752	792
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^		1,334	1,027
9.000% due 02/15/2020 ^		66	51
CVS Pass-Through Trust
7.507% due 01/10/2032		884	1,140
Dynegy, Inc.
6.750% due 11/01/2019		380	399
7.375% due 11/01/2022		130	139
Enterprise Inns PLC
6.875% due 05/09/2025	GBP	20	32
Forbes Energy Services Ltd.
9.000% due 06/15/2019		$240	175

iHeartCommunications, Inc.
9.000% due 03/01/2021		400	385
Millar Western Forest Products Ltd.
8.500% due 04/01/2021		48	48
Rockies Express Pipeline LLC
6.875% due 04/15/2040		213	234
Russian Railways via RZD Capital PLC
3.374% due 05/20/2021	EUR	3,300	3,224
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017		$1,000	1,044
UAL Pass-Through Trust
6.636% due 01/02/2024		1,903	2,055
9.750% due 07/15/2018 (e)		475	521
10.400% due 05/01/2018 (e)		1,436	1,565
UCP, Inc.
8.500% due 10/21/2017		3,700	3,715

			16,546

UTILITIES 5.9%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		5,000	5,444
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		8,850	8,230
Gazprom OAO Via Gaz Capital S.A.
8.625% due 04/28/2034		2,600	2,971
Illinois Power Generating Co.
6.300% due 04/01/2020		115	110
7.950% due 06/01/2032		273	264
Petrobras Global Finance BV
2.415% due 01/15/2019		3,800	3,525
3.151% due 03/17/2020		150	141
5.750% due 01/20/2020		150	150
7.875% due 03/15/2019		500	545

			21,380

Total Corporate Bonds & Notes (Cost $109,277)			114,247

MUNICIPAL BONDS & NOTES 0.4%
WEST VIRGINIA 0.4%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		1,745	1,519

Total Municipal Bonds & Notes (Cost $1,644)			1,519

U.S. GOVERNMENT AGENCIES 139.9%
Fannie Mae
2.065% due 12/01/2030		189	194
2.250% due 09/01/2028		12	12
2.325% due 04/01/2030		1	1
2.450% due 11/01/2027 - 12/01/2028		106	110
2.479% due 03/01/2032		85	86
2.500% due 12/25/2027 (a)		7,212	635
2.540% due 02/01/2032		8	8
2.625% due 03/01/2031		67	67
3.000% due 01/01/2045		21,000	21,330
3.500% due 03/01/2045 - 09/01/2045		209,000	218,840
4.000% due 11/01/2044 - 03/01/2045		69,000	73,676
4.250% due 11/25/2024 - 03/25/2033		516	561
4.500% due 09/01/2023 - 08/01/2041 (e)		4,505	4,834
4.500% due 11/01/2044		14,000	15,221
5.000% due 12/01/2018 - 07/25/2038		20,171	21,788
5.500% due 12/25/2016 - 07/25/2024		36	40
5.500% due 11/25/2032 - 04/25/2035 (e)		10,857	12,013
5.750% due 06/25/2033		48	54
5.807% due 08/25/2043 (e)		2,500	2,875
5.813% due 12/25/2042		48	54
6.000% due 02/25/2017 - 12/01/2032		493	565
6.000% due 12/01/2032 - 01/25/2044 (e)		15,395	17,640
6.371% due 10/25/2042		24	28
6.482% due 02/25/2042 (e)		803	943
6.500% due 10/01/2018 - 11/01/2047		2,833	3,213
6.500% due 09/01/2028 - 09/25/2042 (e)		9,577	11,050
6.849% due 09/25/2041 (e)		812	931
6.850% due 12/18/2027		25	29
7.000% due 03/01/2016 - 01/01/2047		2,203	2,482
7.000% due 05/01/2017 - 03/25/2045 (e)		1,545	1,792
7.005% due 10/25/2042		605	697
7.500% due 06/01/2017 - 03/25/2044		1,309	1,497
7.500% due 05/01/2022 - 06/25/2044 (e)		1,419	1,657
7.700% due 03/25/2023		33	37
7.854% due 06/19/2041 (e)		1,125	1,262
8.000% due 09/25/2021 - 06/01/2032		388	434

8.000% due 05/01/2030 - 10/01/2031 (e)		268	313
8.500% due 04/01/2016 - 06/25/2030		1,126	1,284
9.436% due 05/15/2021		219	244
9.944% due 07/15/2027		77	86
Freddie Mac
2.262% due 12/01/2026		7	7
2.374% due 09/01/2031		38	39
2.408% due 04/01/2033		4	4
4.000% due 11/01/2044		3,000	3,203
5.000% due 02/15/2024		15	16
5.500% due 04/01/2039 - 06/15/2041 (e)		10,490	11,981
6.000% due 09/15/2016 - 03/15/2035		1,573	1,780
6.000% due 04/01/2017 - 02/15/2032 (e)		3,952	4,531
6.185% due 07/25/2032		158	181
6.500% due 11/01/2016 - 09/01/2047		6,512	7,488
6.500% due 10/15/2023 - 03/25/2044 (e)		6,671	7,690
6.900% due 09/15/2023		513	573
6.950% due 07/15/2021		243	271
7.000% due 07/01/2015 - 10/25/2043		3,944	4,468
7.000% due 08/01/2021 - 01/01/2036 (e)		5,212	5,968
7.500% due 01/01/2016 - 02/25/2042		1,291	1,456
7.500% due 08/01/2024 - 05/01/2032 (e)		2,659	3,150
8.000% due 08/15/2022 - 04/15/2030		146	165
8.000% due 12/01/2026 (e)		281	318
Ginnie Mae
4.000% due 09/01/2045		20,000	21,614
6.000% due 04/15/2029 - 11/15/2038 (e)		3,108	3,605
6.000% due 08/15/2031 - 12/15/2038		84	96
6.500% due 11/20/2024 - 10/20/2038		152	164
6.500% due 04/15/2032 - 05/15/2032 (e)		852	1,009
7.000% due 04/15/2024 - 06/15/2026		72	79
7.500% due 01/15/2017 - 03/15/2029		291	306
7.500% due 03/15/2026 - 01/15/2029 (e)		819	894
8.000% due 01/15/2017 - 11/15/2022		21	20
8.500% due 10/15/2016 - 02/15/2031		12	14
9.000% due 06/15/2016 - 11/15/2019		116	116
9.000% due 11/15/2019 - 01/15/2020 (e)		72	78
Small Business Administration
4.625% due 02/01/2025		235	253
5.510% due 11/01/2027		779	873
5.780% due 08/01/2027		76	86
5.820% due 07/01/2027		70	79
6.300% due 06/01/2018		66	71
7.200% due 06/01/2017		8	9
7.700% due 07/01/2016		4	4
Vendee Mortgage Trust
6.500% due 03/15/2029		254	295
6.750% due 02/15/2026 - 06/15/2026		170	197
7.500% due 09/15/2030		3,553	4,083

Total U.S. Government Agencies (Cost $494,332)			505,817

U.S. TREASURY OBLIGATIONS 32.3%
U.S. Treasury Notes
0.375% due 01/31/2016 (g)		679	680
2.000% due 09/30/2020 (e)(g)(i)		51,000	52,231
2.250% due 04/30/2021 (e)(g)(i)		62,000	64,064

Total U.S. Treasury Obligations (Cost $114,592)			116,975

MORTGAGE-BACKED SECURITIES 36.1%
Adjustable Rate Mortgage Trust
2.530% due 07/25/2035		1,187	1,141
2.740% due 08/25/2035		2,495	2,455
Banc of America Mortgage Trust
2.669% due 02/25/2035		39	38
Banc of America Re-REMIC Trust
5.686% due 04/24/2049		2,833	2,995
BCAP LLC Trust
0.374% due 07/26/2036		211	159
2.590% due 10/26/2033		130	112
2.602% due 06/26/2035		43	38
2.611% due 10/26/2036		3,927	3,382
5.035% due 03/26/2036		323	324
Bear Stearns ALT-A Trust
2.745% due 08/25/2036 ^		534	402
Bear Stearns Commercial Mortgage Securities Trust
7.000% due 05/20/2030		2,284	2,453
Celtic Residential Irish Mortgage Securitisation PLC
0.218% due 11/13/2047	EUR	6,844	7,309
0.824% due 12/14/2048	GBP	6,137	8,924
Citigroup Mortgage Loan Trust, Inc.
7.000% due 09/25/2033		$9	10
Countrywide Alternative Loan Trust
5.500% due 05/25/2022 ^		83	77
6.250% due 08/25/2037 ^		995	885
6.500% due 07/25/2035 ^		1,127	933

Countrywide Home Loan Mortgage Pass-Through Trust
3.075% due 08/25/2034		1,017	917
Countrywide Home Loan Reperforming REMIC Trust
7.500% due 11/25/2034		2,091	2,266
7.500% due 06/25/2035		330	372
Credit Suisse Commercial Mortgage Trust
5.695% due 09/15/2040		2,306	2,467
Credit Suisse First Boston Mortgage Securities Corp.
1.331% due 03/25/2034 ^		178	171
7.000% due 02/25/2034		809	875
Credit Suisse Mortgage Capital Certificates
6.500% due 03/25/2036 ^		1,539	1,064
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
5.000% due 06/26/2035		6,770	6,706
Emerald Mortgages PLC
0.216% due 07/15/2048	EUR	3,548	3,755
GMAC Mortgage Corp. Loan Trust
3.297% due 08/19/2034		$232	220
GSAA Home Equity Trust
6.000% due 04/01/2034		1,485	1,563
GSMPS Mortgage Loan Trust
7.000% due 06/25/2043		4,142	4,462
7.085% due 06/19/2027		60	60
8.000% due 09/19/2027		910	940
GSR Mortgage Loan Trust
0.511% due 12/25/2034		703	635
1.860% due 03/25/2033		4	4
4.965% due 11/25/2035		2,161	2,097
5.500% due 11/25/2035 ^		2,399	2,354
6.500% due 01/25/2034		449	474
HarborView Mortgage Loan Trust
0.551% due 10/19/2033		2,224	2,148
4.450% due 06/19/2036 ^		1,781	1,260
JPMorgan Commercial Mortgage-Backed Securities Trust
5.706% due 03/18/2051		4,000	4,285
JPMorgan Mortgage Trust
2.668% due 10/25/2036 ^		4,240	4,016
5.500% due 08/25/2022 ^		75	74
5.500% due 06/25/2037		932	879
Luminent Mortgage Trust
0.351% due 12/25/2036		2,816	2,341
MASTR Adjustable Rate Mortgages Trust
3.021% due 10/25/2034		1,333	1,182
MASTR Alternative Loan Trust
6.250% due 07/25/2036		689	604
6.500% due 03/25/2034		1,006	1,085
7.000% due 04/25/2034		79	82
MASTR Reperforming Loan Trust
7.000% due 05/25/2035		5,384	5,467
7.500% due 07/25/2035		2,845	2,868
NAAC Reperforming Loan REMIC Trust
7.000% due 10/25/2034 ^		1,501	1,457
7.500% due 03/25/2034		4,003	4,263
7.500% due 10/25/2034 ^		4,503	4,823
Newgate Funding PLC
1.277% due 12/15/2050	EUR	2,885	3,067
1.527% due 12/15/2050		2,885	2,989
1.564% due 12/15/2050	GBP	3,972	5,876
1.814% due 12/15/2050		3,263	4,720
Residential Accredit Loans, Inc. Trust
6.000% due 08/25/2035 ^		$2,735	2,555
Residential Asset Mortgage Products Trust
7.000% due 08/25/2016		48	48
8.500% due 10/25/2031		726	820
8.500% due 11/25/2031		1,173	1,277
Structured Asset Mortgage Investments Trust
1.637% due 08/25/2047 ^		4,184	3,535
Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^		3,777	3,490
WaMu Mortgage Pass-Through Certificates Trust
2.393% due 05/25/2035		547	548
Washington Mutual Mortgage Pass-Through Certificates Trust
7.000% due 03/25/2034		233	248
7.500% due 04/25/2033		642	704
Wells Fargo Mortgage-Backed Securities Trust
2.604% due 04/25/2036 ^		68	67
2.629% due 06/25/2035		540	545

Total Mortgage-Backed Securities (Cost $110,898)			130,362

ASSET-BACKED SECURITIES 2.0%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021		227	137
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.706% due 11/25/2032 ^		388	13

Bear Stearns Asset-Backed Securities Trust
0.628% due 09/25/2034		878	815
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		1,807	1,392
7.970% due 05/01/2032		280	183
Conseco Financial Corp.
6.530% due 02/01/2031		183	186
7.050% due 01/15/2027		335	342
Credit-Based Asset Servicing and Securitization LLC
6.020% due 12/25/2037		1,052	1,112
Green Tree Servicing LLC
8.970% due 04/25/2038		1,758	1,847
Greenpoint Manufactured Housing
8.300% due 10/15/2026		1,000	1,068
Morgan Stanley ABS Capital, Inc. Trust
0.361% due 01/25/2036		150	150
Oakwood Mortgage Investors, Inc.
0.412% due 06/15/2032		27	24
Residential Asset Mortgage Products Trust
8.500% due 12/25/2031		23	21

Total Asset-Backed Securities (Cost $7,120)			7,290

SOVEREIGN ISSUES 2.2%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025	BRL	25,000	7,103
Costa Rica Government International Bond
7.000% due 04/04/2044		$700	721

Total Sovereign Issues (Cost $10,577)			7,824

	SHARES
COMMON STOCKS 0.2%
ENERGY 0.2%
SemGroup Corp. ‘A’		7,966	671

Total Common Stocks (Cost $221)			671

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 1.7%
SHORT-TERM NOTES 0.9%
Federal Home Loan Bank
0.072% due 06/12/2015		$100	100
0.074% due 06/10/2015		300	300
0.081% due 07/29/2015		100	100
0.084% due 07/06/2015		1,800	1,799
0.086% due 07/17/2015		1,000	1,000

			3,299

U.S. TREASURY BILLS 0.8%
0.013% due 05/28/2015 - 08/06/2015 (b)(i)		3,058	3,058

Total Short-Term Instruments (Cost $6,357)			6,357

Total Investments in Securities (Cost $868,458)			904,545

Total Investments 250.1% (Cost $868,458)			$904,545
Financial Derivative Instruments (f)(h) (0.4%) (Cost or Premiums, net $(743))			(1,602)
Other Assets and Liabilities, net (149.7%)			(541,306)

Net Assets Applicable to Common Shareholders 100.0%			$361,637

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Interest only security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)	Restricted Securities:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	8.500%	08/07/2019	08/07/2014	$3,255	$3,175	0.88%
KGH Intermediate Holdco LLC	8.500%	08/08/2019	08/07/2014	1,111	1,058	0.29%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	2,600	2,752	0.76%

				$6,966	$6,985	1.93%

Borrowings and Other Financing Transactions

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
DEU	0.400%	04/14/2015	05/13/2015	$(33,730)	$(33,736)
	0.460%	04/14/2015	05/13/2015	(5,884)	(5,885)
	0.350%	02/04/2015	05/05/2015	(6,794)	(6,800)
	0.350%	04/27/2015	07/28/2015	(4,284)	(4,284)
	0.400%	02/12/2015	05/13/2015	(3,838)	(3,841)
	0.400%	02/24/2015	05/27/2015	(29,391)	(29,413)
	0.400%	04/14/2015	05/13/2015	(2,214)	(2,215)
	0.400%	05/05/2015	08/04/2015	(6,374)	(6,374)
	0.650%	02/17/2015	05/18/2015	(3,342)	(3,346)
	0.800%	03/04/2015	06/04/2015	(1,461)	(1,463)
RDR	0.420%	02/06/2015	05/06/2015	(2,516)	(2,519)
	0.420%	02/26/2015	05/28/2015	(1,636)	(1,637)
	0.500%	04/28/2015	07/28/2015	(5,702)	(5,702)
UBS	0.600%	12/22/2014	06/22/2015	(2,326)	(2,331)

Total Reverse Repurchase Agreements					$(109,546)

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
BCY	0.220%	04/28/2015	05/04/2015	$(10,206)	$(10,208)
	0.230%	04/30/2015	05/06/2015	(69,684)	(69,705)

Total Sale-Buyback Transactions					$(79,913)

(1)	The average amount of borrowings outstanding during the period ended April 30, 2015 was $206,914 at a weighted average interest rate of 0.260%.
(2)	Payable for sale-buyback transactions includes $20 of deferred price drop.

(e)	Securities with an aggregate market value of $185,970 have been pledged as collateral under the terms of master agreements as of April 30, 2015.

(f)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Futures Contracts:

					Variation Margin
Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Asset	Liability
U.S. Treasury 2-Year Note June Futures	Long	06/2015	138	$119	$0	$(11)

Total Futures Contracts				$119	$0	$(11)

Swap Agreements:

Interest Rate Swaps

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024	CAD	11,200	$1,154	$633	$0	$(32)
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044		4,900	(862)	(688)	35	0
Receive	3-Month USD-LIBOR	2.500%	06/17/2022		$92,500	(3,596)	(1,746)	119	0
Receive	3-Month USD-LIBOR	2.750%	06/17/2025		86,300	(4,683)	(809)	110	0
Receive	3-Month USD-LIBOR	3.250%	06/17/2045		35,600	(5,530)	(2,340)	124	0

						$(13,517)	$(4,950)	$388	$(32)

Total Swap Agreements						$(13,517)	$(4,950)	$388	$(32)

(g)	Securities with an aggregate market value of $7,963 and cash of $423 have been pledged as collateral under the terms of the following master agreements as of April 30, 2015.

(h)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	05/2015	GBP	97		$144	$0	$(5)
	05/2015		$28,024	GBP	18,467	323	0
	06/2015	GBP	18,467		$28,019	0	(323)
BPS	05/2015	EUR	24,361		26,222	0	(1,132)
CBK	05/2015	CAD	192		152	0	(7)
	05/2015	EUR	98		107	0	(3)
	05/2015	GBP	72		107	0	(4)
	05/2015		$26,416	EUR	24,369	947	0
	05/2015		2,271	GBP	1,526	71	0
	06/2015	EUR	24,369		$26,425	0	(948)
DUB	05/2015	BRL	1,805		582	0	(17)
	05/2015	EUR	135		142	0	(9)
	05/2015		$603	BRL	1,805	0	(4)
	06/2015		577		1,805	17	0
	06/2015		281	EUR	256	6	0
	07/2015	BRL	23,466		$8,650	1,012	0
GLM	05/2015	EUR	114		123	0	(5)
	05/2015	GBP	24		35	0	(2)
	05/2015		$362	EUR	339	18	0
	07/2015	BRL	381		$139	15	0
JPM	05/2015		1,805		603	4	0
	05/2015		$557	BRL	1,805	42	0
SCX	05/2015	GBP	19,800		$29,284	0	(1,108)

Total Forward Foreign Currency Contracts						$2,455	$(3,567)

Purchased Options:

Options on Securities

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC Fannie Mae 3.500% due 07/01/2045	$94.438	07/07/2015	$50,000	$2	$0
	Put - OTC Fannie Mae 3.500% due 07/04/2015	94.172	07/07/2015	5,000	0	0
	Put - OTC Fannie Mae 4.000% due 07/01/2045	98.688	07/07/2015	20,000	1	0

					$3	$0

Total Purchased Options					$3	$0

Swap Agreements:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

								Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at April 30, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Indonesia Government International Bond	1.000%	06/20/2019	1.181%	$600	$(20)	$14	$0	$(6)
BPS	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%	3,100	(306)	(79)	0	(385)
DUB	Indonesia Government International Bond	1.000%	06/20/2019	1.181%	1,200	(42)	31	0	(11)
HUS	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%	3,400	(338)	(84)	0	(422)
JPM	Indonesia Government International Bond	1.000%	06/20/2019	1.181%	1,200	(40)	29	0	(11)

						$(746)	$(89)	$0	$(835)

Total Swap Agreements						$(746)	$(89)	$0	$(835)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(i)	Securities with an aggregate market value of $3,241 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2015.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$13,234	$249	$13,483
Corporate Bonds & Notes
Banking & Finance	0	54,734	21,587	76,321
Industrials	0	8,690	7,856	16,546
Utilities	0	21,380	0	21,380
Municipal Bonds & Notes
West Virginia	0	1,519	0	1,519
U.S. Government Agencies	0	505,817	0	505,817
U.S. Treasury Obligations	0	116,975	0	116,975
Mortgage-Backed Securities	0	130,362	0	130,362
Asset-Backed Securities	0	7,290	0	7,290
Sovereign Issues	0	7,824	0	7,824
Common Stocks
Energy	671	0	0	671
Short-Term Instruments
Short-Term Notes	0	3,299	0	3,299
U.S. Treasury Bills	0	3,058	0	3,058

Total Investments	$671	$874,182	$29,692	$904,545

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	388	0	388
Over the counter	0	2,455	0	2,455
	$0	$2,843	$0	$2,843

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(11)	(32)	0	(43)
Over the counter	0	(4,402)	0	(4,402)

	$(11)	$(4,434)	$0	$(4,445)

Totals	$660	$872,591	$29,692	$902,943

There were no significant transfers between Levels 1 and 2 during the period ended April 30, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2015:

Category and Subcategory	Beginning Balance at 01/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2015 (1)
Investments in Securities, at Value
Bank Loan Obligations	$230	$0	$0	$0	$0	$19	$0	$0	$249	$19
Corporate Bonds & Notes
Banking & Finance	9,746	0	(28)	5	1	(330)	12,193	0	21,587	(329)
Industrials	7,886	0	0	0	0	(30)	0	0	7,856	(30)

Totals	$17,862	$0	$(28)	$5	$1	$(341)	$12,193	$0	$29,692	$(340)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 04/30/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$249	Third Party Vendor	Broker Quote	99.50
Corporate Bonds & Notes
Banking & Finance	21,587	Benchmark Pricing	Base Price	100.00 - 103.38
Industrials	3,715	Benchmark Pricing	Base Price	100.00
	4,141	Third Party Vendor	Broker Quote	108.00 - 109.75

Total	$29,692

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Fund. The Board has formed a Valuation Committee, whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Fund’s valuation policies, determine in good faith the fair market value of the Fund’s portfolio holdings after consideration of all relevant factors, including recommendations provided by the investment manager (the “Manager”). The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager, PIMCO, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee may take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time, and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager. These methods may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for the major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets or liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices, are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of April 30, 2015, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of April 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$869,262	$42,101	$(6,818)	$35,283

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.

Currency Abbreviations:
BRL	Brazilian Real	EUR	Euro	USD (or $)	United States Dollar
CAD	Canadian Dollar	GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust

Item 2. Controls and Procedures

(a) The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Strategic Income Fund, Inc.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President

Date: June 26, 2015

By:	/s/ William G. Galipeau
William G. Galipeau
Treasurer

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President

Date: June 26, 2015

By:	/s/ William G. Galipeau
William G. Galipeau
Treasurer

Date: June 26, 2015